NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Real Estate Fund

Supplement dated September 15, 2017
to the Summary Prospectus dated May 23, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust") held on September 13, 2017, the Board approved the termination of Brookfield Investment Management, Inc. ("Brookfield") as the subadviser to the NVIT Real Estate Fund (the "Fund") and approved the appointment of Wellington Management Company LLP ("Wellington Management") as the new subadviser to the Fund.  This change is anticipated to be implemented on or about September 29, 2017 (the "Effective Date").

2.	As of the Effective Date, the Summary Prospectus is amended as follows:

a.	The information under the heading "Principal Investment Strategies" on page 1 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of real estate companies that are located in the United States. Equity securities in which the Fund invests are primarily common stocks of companies of any size, including smaller companies, and include the securities of real estate investment trusts ("REITs"). The Fund does not invest in real estate directly. The Fund is nondiversified for purposes of the Investment Company Act of 1940, which means that the Fund may hold larger positions in fewer securities than other funds.

The Fund's subadviser actively manages the Fund using a combination of bottom-up analysis of factors affecting individual securities and top-down analysis of the real estate market. Using multiple valuation metrics, the subadviser seeks to identify issuers evidencing short-term dislocations between stock prices and fundamentals, and ultimately invest at below-market valuations in real estate companies that the subadviser believes will be strong long-term performers.  In seeking a diversified exposure to all major real estate sectors, the subadviser's top-down analysis studies macroeconomic, private real estate, industry and regional trends to influence the Fund's sector and geographic weightings.  The subadviser may sell a security when it believes it has become overvalued or no longer offers an attractive risk/reward profile, relative fundamentals have deteriorated, or to take advantage of other opportunities the subadviser believes to be more attractive.  The Fund may engage in frequent and active trading of portfolio securities.

b.	The information under the heading "Portfolio Management – Subadviser" on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Wellington Management Company LLP

c.	The table under the heading "Portfolio Management – Portfolio Managers" on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Bradford D. Stoesser	Managing Director and Global Industry Analyst	Since 2017

3.
Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager of Managers Exemptive Order, with more detailed information about Wellington Management.

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